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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 15, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-10702                34-1531521
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 (State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)



       500 Post Road East, Suite 320, Westport, Connecticut            06880
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             (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
     Appointment of Principal Officers.

     On February 15, 2005, Mark T. Cohen resigned as Vice President, Controller and Chief Accounting Officer of Terex Corporation ("Terex"). Mr. Cohen will remain with Terex on an interim basis to assist with the transition of his responsibilities.

     On February 16, 2005, Jonathan D. Carter was appointed as Acting Controller and Chief Accounting Officer of Terex. Mr. Carter, 36, has been serving as Chief Financial Officer of the Terex Aerial Work Platforms Segment since September 2002. Prior to that, Mr. Carter was the Chief Financial Officer of Genie Industries, Inc., from March 2001. Before joining Genie Industries, Inc., Mr. Carter was employed by PricewaterhouseCoopers LLP in various capacities from 1989 through 2001. Mr. Carter is a chartered accountant in England and Wales.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 22, 2005


                                              TEREX CORPORATION


                                              By:  /s/ Eric I Cohen
                                                   Eric I Cohen
                                                   Senior Vice President